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                                                                   EXHIBIT 10.28


                                    SUBLEASE

1.   PARTIES

     This Sublease is entered into as of FEBRUARY 1, 1999, by and between CONCUR TECHNOLOGIES, INC., A DELAWARE CORPORATION, as "Sublessor", and EMERGING TECHNOLOGY SOLUTIONS INTERNATIONAL (ETSI), INC., a WASHINGTON CORPORATION, as "Sublessee". This is a Sublease of a portion of the premises that are the subject of that Master Lease dated October 31, 1997 by and between CARRAMERICA (Landlord) and CONCUR TECHNOLOGIES, INC., FORMERLY KNOWN AS PORTABLE SOFTWARE CORPORATION (Tenant). A copy of said Master Lease is attached hereto, marked Exhibit A (the "Master Lease"), and incorporated herein by reference.

2.   PROVISIONS CONSTITUTING SUBLEASE

     (a) This Sublease is subject to all of the terms and conditions of the Master Lease attached as Exhibit A, except as specifically exempted herein and Sublessee shall assume and perform the obligations of Sublessor as Lessee in said Master Lease, to the extent such terms and conditions are applicable to the Sublease premises. Sublessee shall not commit or permit to be committed on the Sublease Premises any act of omission which shall violate any term or condition of the Master Lease.

     (b) All the terms and conditions contained in the Master Lease in Exhibit A are incorporated herein, except for the following: Schedule 1-12 on pages 2 and 3, Section 2: Rent (1) Base Rent, Section 20: Security Deposit, Appendix A: Plan of the Premises, Appendix C, C1 and C2:
         Tenant Improvement Agreement, Appendix E: Commencement Date Confirmation; Appendix F: Legal Description of Real Property; Addendum 1: Extension Option; Addendum 2; Revision of Space Pocket Option.

3.   PREMISES

     Sublessor leases to Sublessee and Sublessee hires from said Sublessor the following described premises situated in the City of REDMOND, County of KING, State of WASHINGTON, described as, consisting of second floor office area in the building located at 6224 185th Avenue Northeast, Redmond, Washington, as depicted on attachment Exhibit "B" (the Sublease Premises"), which Sublessor believes (but does not warrant) to have a rentable area of approximately 15,448 square feet.

4.   CONDITION OF PREMISES

     Sublessor shall deliver the Sublease Premises "as is". There is no tenant improvement allowance for this Sublease. Sublessee may use the current data communications wiring at no additional cost or charge to the Sublessee. Sublessor makes no representation, and specifically disclaims all warranties, whether expressed and implied by operation of law as to the data communications wiring including without limitation any warranty, relating to its performance or fitness for Sublessee's intended use. Sublessee shall return the wiring to the Sublessor at the end of the term in substantially the same condition as upon the Commencement Date ordinary wear and tear and casualty damages excepted.

5.   TERM

     5.1 Term. The term of this Sublease shall be for a period commencing on February 1, 1999, and ending on April 30, 2000, unless sooner terminated pursuant to any provision hereof.

     5.2 Possession. Sublessee shall be entitled to possession of the Sublease Premises upon the commencement date of this Sublease. Sublessee may continue to occupy the first floor of the building located at 6224 185th Avenue, NE Redmond, Washington as depicted on attachment Exhibit "C" through February 21, 1999.

6.   RENT

     6.1 BASE RENT. Sublessee shall pay to Sublessor as rent for the Sublease Premises as follows:

         Commencing on February 1, 1999 and continuing to February 28, 1999, Sublessee shall pay CarrAmerica Realty Corporation $47,994 as monthly base rent. For the period March 1, 1999 and continuing to
         March 31, 1999: Sublessee shall pay Sublessor $47,994 as monthly base rent. From the period beginning April 1, 1999 and continuing through April 30, 2000, Sublessee shall pay Sublessor base rent in equal monthly installments of Nineteen thousand three hundred ten dollars ($19,310).
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            Base rent shall be paid in advance, on the first day of each month of the term hereof. Rent shall be payable without notice or demand and without any deduction, offset, or abatement in lawful money of the United States of America to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

      6.2 OPERATING EXPENSES. Commencing on February 1, 1999 and continuing to February 28, 1999, Sublessee shall pay CarrAmerica Realty Corporation $12,738.38 as monthly operating expenses. For the period March 1, 1999 and continuing to March 31, 1999, Sublessee shall pay Sublessor $12,738.38, as monthly operating expenses Commencing on April 1, 1999, and continuing on the first day of each calendar month with monthly payments of Base Rent, Sublessee shall pay to Sublessor, as additional rent hereunder, an amount equal to the Sublessee's Pro Rata Share of Building Operating Expenses payable under the Master Lease, based on rentable square feet. Sublessee's pro rata share shall be calculated by Sublessor based upon Lessor's estimate of Sublessor's share of Pro Rata Share of Building Operating Expenses as furnished to Sublessor under the Master Lease. Sublessor estimates, based on information provided by Lessor, that Sublessee's Pro Rata Share of the Building Operating Expenses for 1999 will be approximately $3.98 per square foot, or $5,125.21 per month, exclusive of direct janitorial services which are to be arranged and paid directly by the Sublessee and Sublessor for their respective Premises. As and when adjustments between estimated and actual Building Operating Expenses are made by Lessor under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner. If any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee shall survive such expiration or termination. Sublessor shall furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Building Operating Expenses during the Term.

7.    SECURITY DEPOSIT

      Sublessee shall deposit with Sublessor, at lease execution, the sum of $38,620 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by any reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all of any portion of said deposit, Sublessee shall, within ten (10) days after written demand therefor, deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a breach of this Sublease, and Sublessor may at it's option, terminate this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of the Sublessee's obligations hereunder, said deposit or so much thereof as had not theretofore been applied by Sublessor shall be returned, without payment of interest for it's use, to Sublessee (or, at Sublessee's option, to the last assignee, if any, of Sublessee's interest hereunder) within ten (10) days after the expiration of the term hereof, or after Sublessee has vacated the Premises, whichever is later.

8.    DEFAULT

      In the event of default by Tenant or any other dispute relating to the interpretation or enforcement of this Sublease, the parties agree to submit to the personal jurisdiction of the courts of the State of Washington and the federal courts in the State of Washington, and venue shall be laid in King County, Washington, or in federal district court for the Western District of Washington.

9.    USE

      The Sublease Premises shall be used and occupied only for general office and uses, and for no other purpose without prior written consent of Sublessor. Sublessee's business shall be established and conducted throughout the term hereof in a first class manner. Sublessee shall not use the Sublease Premises for, or carry on, or permit to be carried on, any offensive, noisy, or dangerous trade, business, manufacture or occupation or permit any auction sale to be held or
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conducted on or about the Sublease Premises. Sublessee shall not do or suffer anything to be done upon the Sublease Premises, which will cause structural injury to the Sublease Premises, or the building of which the Sublease Premises form a part. The Sublease Premises shall not be overloaded and no machinery, apparatus or other appliance shall be used or operated in or upon the Sublease Premises which will in any manner injure, vibrate or shake the Sublease
Premises or the building of which the Sublease Premises form a part. No use shall be made of the Sublease Premises which will in any way impair the efficient operation of the sprinkler system (if any) within the building containing the Sublease Premises. Sublessee shall not leave the Sublease Premises unoccupied or vacant during the term. No musical instrument of any sort, or any noise-making devise will be operated or allowed upon the Sublease Premises. Sublessee shall not use or permit the use of the Sublease Premises or any part thereof for any purpose which will increase the existing rate of insurance upon the building of which the Sublease Premises form a part or on any part thereof. If any act on the part of Sublessee or use of the Sublease Premises by the Sublessee shall cause, directly or indirectly, any increase of Sublessor's insurance expense, Sublessee shall pay said additional expense to Sublessor upon demand. No such payment by Sublessee shall limit Sublessor in the exercise of any other rights or remedies, or constitute a waiver of Sublessor's right to require Sublessee to discontinue such act or use.

10.  SHARED ACCESS, PARKING, SECURITY

     Sublessee shall have the right to use three (3) unreserved parking spaces per 1000 rentable square feet under this Sublease. The lobby area shall be used "in common" with other tenants. Sublessee shall be responsible for securing the Sublease Premises from the lobby area. Sublessee shall hold Sublessor harmless from any loss of or damage to Sublessee's property arising from a breach to the building security as a result of an act on the part of the Sublessee.

11.  NOTICES

     All notices or demands of any kind required or desired to be given by Sublessor or Sublessee hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Landlord or Tenant respectively at the addresses set forth after it's signature at the end of the Sublease, or to such other address as Sublessor may designate by prior notice to Sublessee.

SUBLESSOR:
CONCUR TECHNOLOGIES, INC.                    Address: 6222 185th Ave NE
                                                     ---------------------------
By: /s/ Anne Kroger                                   Redmond, WA 98052
   -------------------------------------             ---------------------------
By: Anne Kroger, Director of Finance
   -------------------------------------             ---------------------------


SUBLESSEE
EMERGING TECHNOLOGY
SOLUTIONS INTERNATIONAL, INC.                Address: 6244 185th N.E.
                                                     ---------------------------
By: /s/ Donald S. Jones                               Redmond, WA 98052
   -------------------------------------             ---------------------------
By: Donald S. Jones
   -------------------------------------             ---------------------------

STATE OF WASHINGTON       )ss
                          )ss.
COUNTY OF KING            )ss

     On this 26th day of February, 1999, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn as such, personally appeared Clete Casper, to me known to be the Vice President and Market Officer of CarrAmerica Realty Corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.


                                        /s/ LISA FOYSTON
                                        -----------------------------
                                                  Signature

                                         Lisa Foyston
                                        -----------------------------
                                                  Printed Name

[SEAL]                                  NOTARY PUBLIC in and for the State of
                                        Washington residing at King County
                                        My commission expires: 10-14-2000

                              CONSENT OF LANDLORD
                                   (Sublease)

     Subject to the conditions set forth herein, the undersigned (sometimes referred to herein as the "Landlord") hereby consents to the attached Sublease Agreement (defined below) dated February 1, 1999 between Concur Technologies, Inc., a Delaware corporation ("Sublessor") and Emerging Technology Solutions International (ETSI), Inc., a Washington corporation ("Sublessee"), and all its terms (the "Sublease Agreement"). This Consent does not release or discharge Sublessor from any liability as lessee under that certain Lease dated October 31, 1997 between Landlord and Sublessor (the "Lease") including, without limitation, the obligation to pay Rent. This consent is granted by Landlord subject to the following terms and conditions:

     1. Sublessee shall not assign the Sublease Agreement nor sublet the premises described in the Sublease Agreement (the "Subleased Premises") in whole or in part; and shall not permit Sublessee's interest in the Sublease Agreement to be vested in any third party by operation of law or otherwise.

     2. This Consent shall not be deemed to be a consent to any subsequent assignment or subletting. Sublessor shall not make any subsequent amendment to the Sublease Agreement without Landlord's prior written consent, which consent shall not be unreasonably withheld. Landlord shall not be deemed to have waived any rights under the Lease by virtue of this Consent.

     3. The Sublease Agreement is in all respects subordinate to the terms of the Lease. Insofar as the specific terms of the Sublease Agreement purport to amend or modify or are in conflict with the specific terms of the Lease, the terms of the Lease shall control. Landlord assumes no liability whatsoever on account of anything contained in the Sublease Agreement.

     4. Any rights under the Sublease Agreement may be enforced only against Sublessor, and Sublessee shall have no right to enforce any of Sublessor's rights under the Lease against Landlord by virtue of the Sublease Agreement, this Consent, or otherwise.

     IN WITNESS WHEREOF, the undersigned has executed this Consent of Landlord
as of this 26th day of February,     .

                                        LANDLORD:

                                        CARRAMERICA REALTY
                                        CORPORATION

                                        By:  /s/ CLETE CASPER
                                           -------------------------------------

                                        Its: Vice President Market Officer
                                             -----------------------------------
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                                  [BLUEPRINT]

CARRAMERICA -- REDMOND EAST BUILDING "C"
FLOOR TWO
APRIL 03, 1998


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                                   [DIAGRAM]





CARRAMERICA - REDMOND EAST BUILDING "C"
FLOOR ONE
APRIL 03, 1998


                                                                       Exhibit C

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STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )


     I CERTIFY that I know or have satisfactory evidence that Anne Kroger is the person who appeared before me, and acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the Director of Finance of Concur Technologies, Inc., to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED: February 12, 1999

                                        /s/ LISA FOYSTON
                                        ----------------------------------------

                                        Lisa Foyston
                                        ----------------------------------------
                                              (Print Name)

                                        NOTARY PUBLIC in and for the
            [SEAL]                      State of Washington, residing
                                        at Seattle

                                        My appointment expires 10-14-2000

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )


     I CERTIFY that I know or have satisfactory evidence that Donald Jones is the person who appeared before me, and acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the President/CEO of Emerging Technology Solutions to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED: February 12, 1999

                                        /s/ LISA FOYSTON
                                        ----------------------------------------

                                        Lisa Foyston
                                        ----------------------------------------
                                              (Print Name)

                                        NOTARY PUBLIC in and for the
            [SEAL]                      State of Washington, residing
                                        at Seattle

                                        My appointment expires 10-14-2000